UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2009
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                                   PFIZER INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                      1-3619                     13-5315170
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    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation)                                                Number)

                 235 East 42nd Street, New York, New York 10017
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              (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (212) 573-2323
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

On January 26, 2009, Pfizer Inc. ("Pfizer"), issued a joint press release with Wyeth ("Wyeth"), announcing the execution of an Agreement and Plan of Merger, dated as of January 25, 2009, by and among Pfizer, Wagner Acquisition Corp., a wholly-owned subsidiary of Pfizer and Wyeth. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On January 26, 2009, Pfizer also distributed a letter from Pfizer Chairman and CEO, Jeffrey B. Kindler, to Pfizer's employees. A copy of the letter to employees is attached hereto as Exhibit 99.2 and is incorporated by reference herein. In addition, Pfizer provided supplemental information regarding the proposed transaction in connection with a presentation to analysts. A copy of the analyst presentation is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

Forward Looking Statements
--------------------------

This Current Report on Form 8-K (including information included or incorporated by reference herein) includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such statements may include, but are not limited to, statements about the benefits of the proposed merger between Pfizer and Wyeth, including future financial and operating results, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Pfizer's and Wyeth's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the possibility that the expected synergies from the proposed merger of Pfizer and Wyeth will not be realized, or will not be realized within the expected time period, due to, among other things, the impact of pharmaceutical industry regulation and pending legislation that could affect the pharmaceutical industry; the ability to obtain governmental and self-regulatory organization approvals of the merger on the proposed terms and schedule; the failure of Wyeth stockholders to approve the merger; the risk that the businesses will not be integrated successfully; disruption from the merger making it more difficult to maintain business and operational relationships; the possibility that the merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions; Pfizer's and Wyeth's ability to accurately predict future market conditions; dependence on the effectiveness of Pfizer's and Wyeth's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally and the exposure to litigation and/or regulatory actions. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Pfizer's 2007 Annual Report on Form 10-K, Wyeth's 2007 Annual Report on Form 10-K and each company's other filings with the Securities and Exchange Commission (the "SEC") available at the SEC's Internet site (http://www.sec.gov).

 Additional Information
 ----------------------

In connection with the proposed merger, Pfizer will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Wyeth that also constitutes a prospectus of Pfizer. Wyeth will mail the proxy statement/prospectus to its stockholders. Pfizer and Wyeth urge investors and security holders to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov). You may also obtain these documents, free of charge, from Pfizer's website, www.pfizer.com, under the tab "Investors" and then under the tab "SEC


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Filings". You may also obtain these documents, free of charge, from Wyeth's website, www.wyeth.com, under the heading "Investor Relations" and then under the tab "Financial Reports/SEC Filings".

Pfizer, Wyeth and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Wyeth stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Wyeth stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Pfizer's executive officers and directors in its definitive proxy statement filed with the SEC on March 14, 2008. You can find information about Wyeth's executive officers and directors in its definitive proxy statement filed with the SEC on March 14, 2008. You can obtain free copies of these documents from Pfizer and Wyeth using the contact information above.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.       Description
-----------       -----------

99.1        Press Release, dated January 26, 2009.

99.2 Letter from Pfizer Chairman and CEO Jeffrey Kindler to Employees, dated January 26, 2009.

99.3        Analyst Presentation.



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                                   SIGNATURES

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                                   PFIZER INC.

                                    By:  /s/ Mathew Lepore
                                       ----------------------------------------
                                    Name:   Mathew Lepore
                                    Title:  Vice President, Chief Counsel-
                                            Corporate Governance, and Assistant
                                            General Counsel

Dated: January 26, 2009


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                                  EXHIBIT INDEX

                                                                 Paper (P) or
 Exhibit No.                    Description                     Electronic (E)
------------- ---------------------------------------------- -------------------

     99.1     Press Release, dated January 26, 2009.                  E

     99.2     Letter from Pfizer Chairman and CEO Jeffrey             E
              Kindler to Employees, dated January 26, 2009.

     99.3     Analyst Presentation.                                   E